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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 25, 1999


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1999, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1999-1)


                                SUPERIOR BANK FSB
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             (Exact name of registrant as specified in its charter)


       UNITED STATES                  333-61691                36-1414142
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)


   ONE LINCOLN CENTRE
OAKBROOK TERRACE, ILLINOIS                                              60181
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  (Address of Principal                                               (Zip Code)
   Executive Offices)


       Registrant's telephone number, including area code (630) 916-4000


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ITEM 5.  OTHER EVENTS

     On June 25, 1999 (a "Remittance Date") a scheduled remittance was made to the Certificateholders with respect to AFC Mortgage Loan Asset Backed Certificates, Series 1999-1, issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 1999, among Superior Bank FSB, as Depositor and Servicer and LaSalle National Bank, as Trustee. The information contained in the Servicer's Monthly Remittance Report to the Trustee, which shall be forwarded by the Trustee to the Certificateholders, is attached hereto as
Exhibit 21.1 and is incorporated herein by reference.

     Capitalized terms used herein and not defined shall have the same meanings ascribed to them in the Pooling and Servicing Agreement.

     Items 2 through 4 and Items 6 and 8 are not included because they are not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

            21.1 Monthly Remittance Report for the month of June, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUPERIOR BANK F.S.B.


                                          By: /s/ WILLIAM C. BRACKEN
                                              --------------------------
                                              Name:  William C. Bracken
                                              Title: Senior Vice President


Dated: June 25, 1999


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                                 EXHIBITS TABLE


           21.1 Monthly Remittance Report for the month of June, 1999.